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                                                                    EXHIBIT 23.2





                        CONSENT OF INDEPENDENT ACCOUNTANT


We consent to the incorporation by reference in Registration Statement
No. 333-08481 of Harrington Financial Group, Inc. on Form S-8 of our report dated August 9, 1994, appearing in this Annual Report on Form 10-K of Harrington Financial Group, Inc. for the year ended June 30, 1996.

/s/ Geo. S. Olive & Co. LLC

Geo. S. Olive & Co. LLC



Indianapolis, Indiana
September 24, 1996